UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 20, 2004


                             SmartServ Online, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



      Delaware                            0-28008               13-3750708
-------------------------------         -----------           ----------------
(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
 Incorporation or Organization)         File Number)         Identification No.)



       2250 Butler Pike, Suite 150, Plymouth Meeting, Pennsylvania 19462
       -----------------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (610) 397-0689


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements and Exhibits
         ---------------------------------

     (a)  Not applicable


     (b)  Not applicable


     (c)  The following exhibits are filed herewith:


     Exhibit 99.1 Press  Release  dated May 20, 2004,  regarding  the  unaudited financial results for the first quarter ended March 31, 2004.


Item 12.  Results of Operations and Financial Condition
          ---------------------------------------------

     On May 20, 2004, the Company issued a press release announcing its unaudited financial results for the first quarter ended March 31, 2004. A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                SMARTSERV ONLINE, INC.



Dated:  May 20, 2004                            By: /s/ Robert Pons
                                                   -----------------------------
                                                   Robert Pons,
                                                   Chief Executive Officer

                                  EXHIBIT INDEX



Exhibit No.         Description
-----------         -----------

Exhibit 99.1 Press Release dated May 20, 2004, regarding the unaudited financial results for the first quarter ended March 31, 2004.